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                                                                    Exhibit 10.3


                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

     This Amendment No. 2 to Employment Agreement (this "Amendment") is made and entered into as of January 1, 2004, by and between Werner Co., a Pennsylvania corporation (the "Company"), and Dennis G. Heiner ("Executive").

     WHEREAS, the Company and Executive desire to enter into this Amendment to certain terms of the Amended Employment Agreement dated as of May 31, 2000 (the "Agreement").

     NOW THEREFORE, the Company and Executive agree as follows:

     1. PLACE AND TERM OF EMPLOYMENT

     Section 2 of the Agreement shall be amended by deleting such section in its entirety and replacing it with the following:

     Executive's Period of Employment shall commence on June 15, 1999 unless the parties mutually agree upon an earlier date (the date on which Executive actually starts working for the Company pursuant hereto is referred to herein as "Commencement Date"). Subject to Section 8 hereunder, the term of this Agreement shall be through December 31, 2006. This Employment Agreement shall be automatically renewed for successive one (1) year periods thereafter unless either party gives notice otherwise within 12 months, but not less than 6 months prior to an expiration.

     2. REMAINING PROVISIONS.

     All provisions of the Agreement not otherwise amended by this Amendment shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                       WERNER CO., a Pennsylvania
                                       Corporation



                                       By:      /s/ Eric J. Werner
                                                ------------------------------
                                       Name:    Eric J. Werner
                                       Title:   Vice President, Secretary &
                                                General Counsel


                                       EXECUTIVE



                                       /s/ Dennis G. Heiner
                                       ---------------------------------------
                                       Dennis G. Heiner